Earnings Results Second Quarter 2020 July 23, 2020

Safe Harbor Statement This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward- looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. your Partner • Choice • Bank | 2

Introduction your Partner • Choice • Bank | 3

Franchise Footprint • Servicing 7 of top 10 Korean-American MSAs in the U.S. through our branches and LPOs (1) (1) Based on total population projected for 2018 by S&P Global Market Intelligence. your Partner • Choice • Bank | 4

Equity Information As of July 17, 2020 Ticker PCB Market Cap $145 million Price Per Share $9.40 52 Week Range $7.97 - $17.55 Dividend Yield (Dividend Payout Ratio) 4.26% (29.8% 3Q19-2Q20) Number of Shares 15,377,935 Historical Quarterly Cash Dividend Per Share 0.120 0.100 25% 0.080 33% 20% 0.060 $0.100 $0.100 67% $0.080 0.040 $0.060 $0.060 $0.050 $0.030 $0.030 $0.030 $0.030 $0.030 $0.030 $0.030 $0.030 $0.025 $0.025 $0.025 $0.027 $0.027 $0.027 $0.027 0.020 0.000 (1) (1) 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 (1) Retrospectively adjusted for 10% stock dividend payouts on March 20, 2015, February 22, 2016 and January 15, 2017 your Partner • Choice • Bank | 5

Historical Performance Held-For-Investment Loans ($bn) Deposits ($bn) 1.800 CAGR +14.5% 1.800 CAGR +12.0% 1.600 1.600 1.400 1.400 1.200 1.200 1.000 1.000 0.800 0.800 $1.65 $1.55 $1.48 $1.34 $1.45 $1.44 0.600 0.600 $1.25 $1.19 $1.09 $1.03 $0.94 0.400 $0.84 0.400 0.200 0.200 0.000 0.000 2015 2016 2017 2018 2019 Jun-20 2015 2016 2017 2018 2019 Jun-20 Net Income ($mm) Diluted Earnings Per Share 30.000 1.800 25.000 1.600 1.400 20.000 1.200 1.000 15.000 0.800 $1.65 $24.3 $24.1 $1.49 10.000 0.600 $1.21 $16.4 $1.02 $1.11 $12.2 $14.0 0.400 5.000 $6.9 0.200 $0.45 0.000 0.000 2015 2016 2017 2018 2019 06/20 YTD 2015 2016 2017 2018 2019 06/20 YTD your Partner • Choice • Bank | 6

Historical Performance Return on Average Assets Return on Average Equity 0.018 0.160 0.016 0.140 0.014 0.120 0.012 0.100 0.010 0.080 0.008 1.53% 14.26% 1.40% 0.060 13.10% 12.47% 12.00% 0.006 1.25% 1.25% 1.22% 10.88% 0.040 0.004 0.75% 6.17% 0.020 0.002 0.000 0.000 2015 2016 2017 2018 2019 06/20 YTD 2015 2016 2017 2018 2019 06/20 YTD Efficiency Ratio Net Interest Margin 0.580 0.045 0.570 0.040 0.560 0.035 0.550 0.030 0.540 0.025 0.530 0.020 4.22% 4.23% 56.9% 3.89% 4.18% 4.11% 3.52% 0.520 54.9% 55.0% 0.015 0.510 52.8% 0.010 52.0% 52.3% 0.500 0.005 0.490 0.000 2015 2016 2017 2018 2019 06/20 YTD 2015 2016 2017 2018 2019 06/20 YTD your Partner • Choice • Bank | 7

COVID-19 Update As of June 30, 2020 o SBA PPP Loans • 1,551 loans with aggregated contractual loan balance of $137.8 million • Origination fee income of $5.6 million and cost of $1.1 million o Loan Modification Related to COVID-19 • 467 customers for aggregated loan balance of $484.0 million o SBA Payment Relief Program Qualified Loans • 938 loans with aggregated loan balance of $140.9 million o Allowance for Loan Losses • Maintained 1.30% of total loans held-for-investment (1.43% excluding SBA PPP loans) o Liquidity • Maintained cash and cash equivalents of $308 million, or 15% of total assets • Maintained available borrowing capacity of $425 million, or 21% of total assets o Capital • Bank’s Tier 1 leverage capital ratio of 11.30% and CET 1 capital ratio of 15.58% your Partner • Choice • Bank | 8

Recent Financial Performance your Partner • Choice • Bank | 9

2Q20 Highlights

($ in thousands except per share data)	As of or For the Quarter Ended 06/30/20	03/31/20	06/30/19
Income Statement Summary:			
Interest Income	$ 18,973	$ 21,660	$ 24,030
Interest Expense	3,610	5,094	6,338
Net Interest Income	15,363	16,566	17,692
Noninterest Income	2,918	2,026	3,054
Noninterest Expense	9,696	10,567	10,984
Provision for Loan Losses	3,855	2,896	394
Pretax Income	4,730	5,129	9,368
Income Tax Expense	1,363	1,557	2,767
Net Income	3,367	3,572	6,601
Diluted Earnings Per Share ("EPS")	$ 0.22	$ 0.23	$ 0.40
Selected Balance Sheet Items:			
Loans held-for-investment ("HFI")	$ 1,553,589	$ 1,451,038	$ 1,395,557
Loans held-for-sale ("HFS")	4,102	16,191	440
Total Deposits	1,646,930	1,477,442	1,446,526
Total Assets	2,020,777	1,799,937	1,726,486
Shareholders' Equity	227,233	224,125	223,400
Key Metrics:			
Book Value ("BV") Per Share	$ 14.78	$ 14.58	$ 13.98
Return on Average Assets ("ROAA") (1)	0.69%	0.81%	1.52%
Return on Average Equity ("ROAE") (1)	5.98%	6.35%	12.01%
Net Interest Margin ("NIM")	3.22%	3.85%	4.17%
Efficiency Ratio	53.04%	56.84%	52.95%

- Recorded a provision for loan losses of $3.9 million in 2Q20 primarily due to an increase in the economic uncertainty due to the COVID-19 pandemic
- Allowance for loan losses to HFI loans ratio was 1.30% at June 30, 2020 compared with 1.15% at March 31, 2020. Excluding PPP loans, the ratio was 1.43% at June 30, 2020
- Declared cash dividend of $0.10 per share in 2Q20
- SBA PPP loans totaled $134 million (1,551 loans), net of deferred fees and costs.
- Provided loan modifications to 467 customers with an aggregated balance of $484 million that are adversely affected by the COVID-19 pandemic as of June 30, 2020

(1) Annualized.

your Partner • Choice • Bank | **10**

Loan Overview HFI Loan Trend HFI Loan Composition ($ in millions) June 30, 2020 Other Commercial Residential Consumer and Industrial SBA PPP Property YoY +7.1% 1% 14% 9% 14% 1,800 Commercial $1,554 Commercial 1,600 Property - Non- Property - $1,451 $1,451 Owner Owner $1,396 $1,390 $134 Occupied Occupied 1,400 $1,309 $1,339 $1,343 $23 $23 $22 $24 $23 37% 25% $28 $26 $25 $235 $227 $241 $236 $224 1,200 $215 $234 $237 $240 $244 $218 1,000 $232 $227 $207 $221 $221 800 Commercial Real Estate(1) Loan Trend ($ in millions) 600 700.0 420.0% $953 $957 $956 650.0 265% 254% 245% 250% 242% 244% 249% 247% $899 $904 320.0% 400 $859 $858 $860 600.0 220.0% 550.0 120.0% 500.0 200 20.0% 450.0 $572 $565 $559 $584 $565 $580 $587 $590 -80.0% 400.0 -180.0% 0 350.0 -280.0% Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 300.0 -380.0% Commercial Property Commercial and Industrial Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Residential Property Other Consumer SBA PPP CRE Loans % to the Bank's Total Risk-Based Capital (1) Per regulatory definitions in the Commercial Real Estate (“CRE”) Concentration Guidance your Partner • Choice • Bank | 11

Loan Interest Rate Mix New Production(1),(2) by Rate Type Interest Rate Mix(2) ($ in millions) June 30, 2020 6.31% 200.0 6.02% 5.91% 5.92% Variable (WA Rate: 4.11%) 5.52% 6.00% 53% 180.0 5.20% 5.20% 5.00% Fixed (WA Rate:5.10%) 160.0 4.15% 32% Hybrid (WA Rate: 4.99%) 4.00% 15% 140.0 $87 3.00% 120.0 $83 $104 2.00% 100.0 $64 1.00% (2) 80.0 $65 $57 Interest Rate Mix Trend 100% $33 0.00% $78 90% 60.0 $31 $25 80% 70% 57% 55% 53% -1.00% 62% 60% 40.0 68% 66% 65% $34 60% $32 $20 $19 $19 50% $50 -2.00% 20.0 $45 40% $13 15% 15% 15% $24 $25 $29 30% 16% $23 $21 17% 17% 17% $13 20% 16% 0.0 -3.00% 33% 10% 28% 30% 16% 17% 18% 21% 24% 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 0% Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Fixed Hybrid Variable WA Rate Fixed Hybrid Variable (1) Total commitment basis your Partner • Choice • Bank | 12 (2) Excluding SBA PPP loans.

SBA PPP Loans Summary of SBA PPP loans as of June 30, 2020: Unpaid Principal Balance (“UPB”) Remaining Balance of ($ in thousands) # of Loans Carrying Value 2-Year Maturity 5-Year Maturity Origination Fee Origination Cost $150K or Under 1,338 $ 49,363 $ 49,651 $ 1,143 $ 2,296 $ 862 Between $150K and $350K 142 30,937 32,046 259 1,457 90 Between $350K and $2MM 68 45,021 46,232 0 1,253 43 $2MM or More 3 8,354 8,427 0 75 2 Total 1,551 133,675 $ 136,356 $ 1,402 $ 5,081 $ 997 Summary of relationships of SBA PPP loan customers as of June 30, 2020: SBA PPP Loans Demand Deposit Accounts (“DDAs”) ($ in thousands) # of Loans UPB Jun-20 Mar-20 Change Existing relationships 1,114 $ 102,199 $ 256,602 $ 152,173 $ 104,429 New customers with new DDA relationships 185 22,572 15,680 0 15,680 No other relationships 252 12,987 0 0 0 Total 1,551 137,758 $ 272,282 $ 152,173 $ 120,109 your Partner • Choice • Bank | 13

Loan Modification Summary of loans with modifications related to the COVID-19 pandemic as of June 30, 2020: Carrying Value Weighted-Average Payment Accrued Interest ($ in thousands) Deferment Interest Only Total Interest Rate Loan-to-Value (1) Receivable Commercial property $ 369,716 $ 9,850 $ 379,566 4.60% 48.4% $ 5,123 Commercial term 53,277 4,882 58,159 4.77% 786 Residential property 44,804 0 44,804 5.02% 57.4% 664 Other consumer 1,507 0 1,507 7.28% 24 Total $ 469,304 $ 14,732 $ 484,036 4.66% $ 6,597 Summary of modification expiration as of June 30, 2020: During the Month of ($ in thousands) Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Total Commercial property Principal Deferment $ 8,340 $ 41,899 $ 28,383 $ 77,436 $ 197,137 $ 16,521 $ 0 $ 369,716 Interest Only 0 0 0 0 8,565 1,285 0 9,850 Commercial term Principal Deferment 0 5,754 2,599 7,551 35,230 2,143 0 53,277 Interest Only 0 446 0 486 3,950 0 0 4,882 Residential property 0 30,537 11,696 1,861 710 0 0 44,804 Other consumer 175 779 319 209 20 0 5 1,507 Total $ 8,515 $ 79,415 $ 42,997 $ 87,543 $ 245,612 $ 19,949 $ 5 $ 484,036 (1) Collateral value at origination your Partner • Choice • Bank | 14

Credit Quality Non-Performing Assets (“NPAs”) NPAs to Total Assets 6.0 ($ in millions) 0.30% 5.0 0.25% 4.0 0.20% 3.0 0.15% $4.8 0.25% 0.24% 2.0 $4.5 0.10% $2.8 0.16% 1.0 $1.7 $1.8 $1.8 0.05% 0.09% 0.10% 0.11% 0.11% $1.6 $1.1 0.06% 0.0 0.00% Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Allowance(1) to HFI Loans Allowance(1) to Non-Performing Loans 1.60% 1400% 1.43% (2) 1.40% 1200% 1.20% 1000% 1.00% 800% 0.80% 600% 1241% 0.60% 1.30% 1.15% 1034% 933% 1.00% 0.98% 0.98% 0.96% 0.99% 400% 833% 0.40% 0.94% 710% 200% 509% 0.20% 408% 453% 0.00% 0% Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 (1) Allowance for Loan Losses your Partner • Choice • Bank | 15 (2) Excluding SBA PPP loans

Loan Concentration

Real Estate Loans – Commercial By Property Type

($ in thousands)	Total: Carrying Value	Total: % to Total	Total: LTV(1)	Loans With Modification Related to COVID-19: Carrying Value	% to Total	% to Property Type Total	LTV(1)
Retail (More Than 50%)	$ 179,072	18.7%	50.8%	$ 87,741	23.1%	49.0%	46.5%
Industrial	166,580	17.4%	49.8%	82,487	21.7%	49.5%	50.1%
Mixed Use	132,719	13.9%	47.5%	68,677	18.1%	51.7%	46.6%
Gas Station	72,855	7.6%	53.2%	8,961	2.4%	12.3%	44.0%
Office	66,643	7.0%	54.7%	25,770	6.8%	38.7%	51.6%
Motel / Hotel	65,042	6.8%	50.7%	26,311	6.9%	40.5%	49.4%
Medical	61,351	6.4%	54.4%	4,901	1.3%	8.0%	55.3%
Apartments	46,885	4.9%	44.7%	8,552	2.3%	18.2%	47.7%
Auto - Sales, Repair, & etc.	22,377	2.3%	50.6%	7,740	2.0%	34.6%	46.3%
Car Wash	20,584	2.2%	52.3%	9,094	2.4%	44.2%	40.4%
Construction	20,432	2.1%	62.1%	0	0%	0%	0%
Health Spa / Sauna	16,220	1.7%	57.5%	14,852	3.9%	91.6%	56.2%
Church	13,918	1.5%	47.1%	10,688	2.8%	76.8%	53.7%
Condominium - Commercial	13,431	1.4%	51.0%	7,313	1.9%	54.4%	50.1%
Supermarket	9,635	1.0%	60.4%	314	0.1%	3.3%	51.4%
Golf Course	9,300	1.0%	56.3%	3,379	0.9%	36.3%	49.7%
Other	39,472	4.1%	51.4%	12,786	3.4%	32.4%	45.4%
Total	**$ 956,516**	**100.0%**	**51.1%**	**$ 379,566**	**100.0%**	**39.7%**	**48.4%**

Real Estate Loans - Residential

($ in thousands)	Total: Carrying Value	Total: LTV(1)	Total: FICO	Loans With Modification Related to COVID-19: Carrying Value	% to Total	LTV(1)	FICO
Residential Property	$ 223,923	57.1%	754	$ 44,804	20.0%	57.4%	745

(1) Collateral value at origination

your Partner • Choice • Bank | 16

Loan Concentration Commercial and Industrial Loans – By Industry Type Total, Excluding Loans with Modification SBA PPP Loans Related to COVID-19 SBA PPP Loans % to Carrying Carrying Industry Carrying ($ in thousands) Value % to Total Value % to Total Type Total Value % to Total General Manufacturing & Wholesale Trade $ 75,048 34.3% $ 17,512 23.1% 23.3% $ 35,394 26.5% Food Services 31,698 14.5% 20,461 21.7% 64.5% 33,107 24.8% Retail Trade 31,395 14.4% 3,300 18.1% 10.5% 16,059 12.0% Real Estate Related 18,212 8.4% 1,061 2.4% 5.8% 7,629 5.7% Professional, Scientific, & Technical Services 15,868 7.3% 100 6.8% 0.6% 10,214 7.6% Health Care & Social Assistance 9,942 4.6% 2,121 6.9% 21.3% 4,172 3.1% Other Services 9,481 4.4% 4,616 1.3% 48.7% 9,612 7.2% Finance & Insurance 8,806 4.0% - 2.3% 0.0% 2,040 1.5% Entertainment & Recreation 7,001 3.2% 5,250 2.0% 75.0% 1,694 1.3% Transportation & Warehousing 6,867 3.2% 1,165 2.4% 17.0% 6,454 4.8% Other 3,607 1.7% 2,573 3.4% 71.3% 7,300 5.5% Total $ 217,925 100.0% $ 58,159 100.0% 26.7% $ 133,675 100.0% (1) Collateral value at origination your Partner • Choice • Bank | 17

Loan Concentration Geographic Concentration Commercial & Industrial, Real Estate - Commercial Real Estate – Residential Excluding SBA PPP SBA PPP Carrying Carrying Carrying Carrying ($ in thousands) Value % to Total Value % to Total Value % to Total Value % to Total California $ 801,634 83.7% $ 217,982 97.3% $ 178,615 82.1% $ 103,023 77.1% New York 36,453 3.8% 0 0% 11,960 5.5% 5,861 4.4% New Jersey 23,757 2.5% 5,941 2.7% 11,525 5.3% 8,089 6.1% Washington 33,227 3.5% 0 0% 592 0.3% 1,468 1.1% Texas 16,857 1.8% 0 0% 4,331 2.0% 2,588 1.9% Nevada 13,712 1.4% 0 0% 1,564 0.7% 2,779 2.1% Georgia 4,420 0.5% 0 0% 1,358 0.6% 2,793 2.1% Colorado 4,032 0.4% 0 0% 743 0.3% 174 0.1% Illinois 2,948 0.3% 0 0% 1,604 0.7% 1,216 0.9% Virginia 3,363 0.4% 0 0% 258 0.1% 793 0.6% Pennsylvania 2,837 0.3% 0 0% 19 0.0% 35 0.0% Maryland 1,465 0.2% 0 0% 1,351 0.6% 847 0.6% Oregon 2,241 0.2% 0 0% 47 0.0% 372 0.3% Other 9,570 1.0% 0 0% 3,958 1.8% 3,637 2.7% Total $ 956,516 100.0% $ 223,923 100.0% $ 217,925 100.0% $ 133,675 100.0% (1) Collateral value at origination your Partner • Choice • Bank | 18

Credit Quality vs. Peers(1) NPAs / (Total Loans + OREO)(2) Classified Assets to Total Assets(3) June 30, 2020 June 30, 2020 1.40% Peer Information as of March 31, 2020 Peer Information as of March 31, 2020 2.00% 1.88% 1.20% 1.15% 1.80% 1.57% 0.99% 1.60% 1.00% 1.40% 0.83% 0.79% 0.80% 1.20% 1.14% 1.00% 0.60% 0.80% 0.40% 0.60% 0.31% 0.22% 0.40% 0.31% 0.29% 0.20% 0.12% 0.20% 0.03% 0.02% 0.00% 0.00% Hanmi Hope CBB Peer PCB US Open Woori Shinhan Hope Hanmi CBB PCB Open Group Metro AmericaAmerica $1 to $3BN (1) Korean-American banks operating in Southern California your Partner • Choice • Bank | 19 (2) Source: UBPR (3) Source: 10Q or press release concerning financial performance

Deposit Overview Deposit Trend Deposit Composition ($ in millions) June 30, 2020 Internet Time YoY +11.3% Retail Time Deposits Deposits 1,800 32% 2% Retail Other Interest- $1,647 State and Brokered Bearing 1,600 Deposits $1,479 $1,477 $172 22% Noninterest $1,420 $1,444 $1,448 $1,447 $1,432 10% $37 DDA 1,400 $118 $182 $175 34% $148 $143 $158 $123 $5 1,200 $518 1,000 $658 $624 $605 $539 $638 $658 $664 800 (1) $369 Core Deposits ($ in millions) 600 $364 78% 78% 78% 79% $284 $331 $332 $332 75% 77% 74% 76% $314 $295 1,400 80% 400 1,300 70% 1,200 60% $551 1,100 50% 200 $394 1,000 $350 $329 $331 $340 $353 $360 40% 900 $1,305 30% 800 $1,110 $1,120 $1,124 $1,103 $1,097 $1,126 - $1,081 20% 700 10% Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 600 500 0% Noninterest DDA Retail Other Interest-Bearing Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Retail Time Deposits Internet Time Deposits State and Brokered Deposits Core Deposits % to Total Deposits (1) Core Deposits are not presented in accordance with U.S. generally accepted accounting principles your Partner • Choice • Bank | 20 (“GAAP”). See “Non-GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure.

Maturity Schedule Time Deposits State and Brokered Retail Time Deposits Internet Time Deposits Time Deposits Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Month $ 144,741 2.10% $ 5,216 0.65% $ 110,000 0.43% $ 259,957 1.36% 3 to 6 Month 101,220 1.80% 6,950 0.71% 47,000 1.64% 155,170 1.70% 6 to 9 Month 164,534 1.64% 7,286 0.69% 15,000 0.55% 186,820 1.51% 9 to 12 Month 88,227 0.85% 17,616 0.73% 0 0.00% 105,843 0.83% More than 12 Month 18,840 2.08% 0 0.00% 0 0.00% 18,840 2.08% Total $ 517,562 1.68% $ 37,068 0.71% $ 172,000 0.77% $ 726,630 1.42% FHLB Advances FHLB Advances ($ in thousands) Amount WA Rate Less Than 3 Month $ 0 0.00% 3 to 6 Month 50,000 0.26% 6 to 9 Month 40,000 0.59% 9 to 12 Month 30,000 0.32% More than 12 Month 10,000 2.07% Total $ 130,000 0.51% (1) Collateral value at origination your Partner • Choice • Bank | 21

Profitability 15.0 Net Income & PTPP(1) Income Diluted EPS & Adjusted Diluted EPS(1) 13.0 ($ in millions) 11.0 $10.0 $10.0 $0.66 $0.63 $9.8 $9.3 $9.8 $9.6 $0.61 $0.60 $0.59 $8.6 $0.57 $0.56 9.0 $8.0 $0.51 7.0 5.0 3.0 $6.5 $6.7 $6.6 $6.6 $6.8 $0.44 $0.41 $0.40 $0.40 $0.42 $4.2 $3.6 $3.4 $0.26 $0.23 $0.22 1.0 (1.0) 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 Net Income PTPP Diluted EPS Adjusted Diluted EPS ROAA & Adjusted ROAA(1) ROAE & Adjusted ROAE(1) 3.00% 25.00% 21.66% 2.39% 2.37% 2.50% 2.32% 19.11% 2.22% 2.25% 2.18% 20.00% 17.55% 17.76% 16.93% 17.44% 2.00% 1.82% 1.76% 14.28% 15.25% 15.00% 1.50% 10.00% 1.00% 1.60% 1.60% 1.57% 1.52% 1.55% 14.50% 12.92% 5.00% 12.43% 12.01% 12.02% 0.50% 0.96% 0.81% 0.69% 7.25% 6.35% 5.98% 0.00% 0.00% 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 ROAA Adjusted ROAA ROAE Adjusted ROAE (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in your Partner • Choice • Bank | 22 accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measure.

Noninterest Income Noninterest Income Trend SBA Loan Sale Trend ($ in millions) ($ in millions) 5.0 70% 9.1% 9.3% 65.00 8.3% 7.4% 7.6% 9.0% 7.5% 6.2% 10.0% 62% 62% 55.00 5.0% 4.5 45.00 6.8% 6.5% 0.0% 60% 5.7% 5.2% 5.3% 6.0% 5.3% 55% 35.00 4.0% -5.0% 4.0 51% 51% 25.00 -10.0% 48% 15.00 $29.2 50% $23.1 $26.2 $27.1 $27.1 3.5 46% $21.2 $22.2 -15.0% 5.00 $11.7 $0.8 -5.00 -20.0% 3.0 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 40% SBA Loan Sold $ Premium % Gain % 2.5 36% $1.9 $1.5 30% (1) 2.0 $1.5 $1.4 SBA 7(a) Loan Production $1.3 $1.1 $1.0 $0.7 40.00 ($ in millions) 1.5 20% 35.00 30.00 1.0 25.00 $1.4 $1.4 10% $1.3 $1.3 $1.3 $1.3 20.00 0.5 $1.2 $1.2 $35.1 $37.9 15.00 $26.9 $30.6 10.00 $22.4 0.0 0% $22.2 $14.5 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 5.00 $10.7 0.00 Gain on Sale of AFS Securities Gain on Sale of Loans 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 All Other Income Gain % to Total (1) Total commitment basis your Partner • Choice • Bank | 23

Noninterest Expense Noninterest Expense Trend Efficiency Ratio(2) ($ in millions) 64.7% 70.00% 61.7% 61.8% 62.4% 62.5% 61.9% 62.1% 16.0 60.00% 3.00% 50.00% 40.00% 14.0 2.52% 2.48% 2.43% 2.43% 2.40% 30.00% 2.39% 2.50% 2.35% 49.3% 50.4% 52.6% 53.0% 53.0% 50.7% 56.8% 53.0% 20.00% 12.0 10.00% 1.98% 0.00% 2.00% 10.0 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 $4.4 $3.9 PCB Peer Average $3.7 $4.0 8.0 $3.9 $4.3 $3.7 $3.9 1.50% 6.0 Number of FTE Employees 1.00% 260 4.0 255 $6.9 $6.2 $6.6 $6.6 $6.0 $6.6 $5.8 $5.8 0.50% 250 2.0 259 245 255 252 249 251 - 0.00% 248 240 246 247 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 235 Compensation All Other Expenses Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 (1) % to Average Total Assets (1) Annualized your Partner • Choice • Bank | 24 (2) Source: Peer $1 to $3 billion per UBPR

Net Interest Margin Yield & Cost(1) 7.00% 6.34% 6.33% 6.39% 6.10% 6.22% 5.85% 6.00% 5.64% 5.00% 4.73% 4.33% 4.17% 4.22% 4.17% 4.11% 3.96% 3.85% 4.00% 3.22% 3.00% 2.06% 2.17% 2.13% 1.89% 1.99% 2.00% 1.72% 1.77% 1.17% 1.69% 1.62% 1.64% 1.53% 1.00% 1.47% 1.32% 1.34% 0.85% 0.00% 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 Loan Yield NIM Cost of Int-Bearing Liab Cost of Funds (1) Annualized your Partner • Choice • Bank | 25

Capital Ratios & BV Per Share Bank Regulatory Capital Ratios 15.00 BV Per Share 18.00% June 30, 2020 14.50 14.00 16.00% 13.50 $14.78 13.00 14.00% $14.58 $14.30 $14.44 $13.98 12.50 $13.57 $13.16 12.00% 12.00 $12.71 11.50 10.00% Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 16.83% 8.00% 15.58% 15.58% Total Equity to Total Assets (1) 13.50% 6.00% 11.30% 13.00% 10.00% 12.50% 4.00% 8.00% 6.50% 12.00% 5.00% 2.00% 11.50% 13.22% 12.94% 12.99% 12.39% 12.64% 12.45% 11.00% 12.20% 0.00% 10.50% 11.24% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital 10.00% Actual Minimum Requirement For Well-Capitalized Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 (1) The Company did not have any intangible equity components for the presented periods. your Partner • Choice • Bank | 26

Non-GAAP Measures Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. Pre-Tax Pre-Provision Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently your Partner • Choice • Bank | 27

Non-GAAP Measures The following table reconciles core deposits to total deposits to its most comparable GAAP measure: ($ in thousands) 09/30/18 12/31/18 03/31/19 06/30/19 09/30/19 12/31/19 03/31/20 06/30/20 Total Deposits $ 1,419,526 $ 1,443,753 $ 1,447,758 $ 1,446,526 $ 1,432,262 $ 1,479,307 $ 1,477,442 $ 1,646,930 Less: Time Deposits Greater Than $250K (261,551) (281,239) (329,693) (284,780) (296,785) (289,726) (266,970) (260,180) Less: Brokered Deposits (47,500) (42,500) (37,510) (27,510) (32,503) (92,393) (84,506) (82,010) Core Deposits $ 1,110,475 $ 1,120,014 $ 1,080,555 $ 1,124,236 $ 1,102,974 $ 1,097,188 $ 1,125,966 $ 1,304,740 Core Deposits to Total Deposits 78.2% 77.6% 74.6% 77.7% 77.0% 74.2% 76.2% 79.2% your Partner • Choice • Bank | 28

PCB BANCORP

Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20
Net Income	(a)	$ 6,543	$ 6,732	$ 6,564	$ 6,601	$ 6,785	$ 4,158	$ 3,572	$ 3,367
Add: Provision for Loan Losses		417	294	(85)	394	(102)	4,030	2,896	3,855
Add: Income Tax Provision		2,816	2,934	2,794	2,767	2,871	1,811	1,557	1,363
PTPP Income (Non-GAAP)	(b)	$ 9,776	$ 9,960	$ 9,273	$ 9,762	$ 9,554	$ 9,999	$ 8,025	$ 8,585
Average Total Assets	(c)	$ 1,623,853	$ 1,669,770	$ 1,690,349	$ 1,742,584	$ 1,734,957	$ 1,710,370	$ 1,770,785	$ 1,956,464
ROAA [1]	(a)/(c)	1.60%	1.60%	1.57%	1.52%	1.55%	0.96%	0.81%	0.69%
Adjusted ROAA (Non-GAAP)[1]	(b)/(c)	2.39%	2.37%	2.22%	2.25%	2.18%	2.32%	1.82%	1.76%
Average Total Shareholders' Equity	(d)	$ 179,074	$ 206,740	$ 214,234	$ 220,486	$ 223,932	$ 227,472	$ 226,086	$ 226,454
ROAE [1]	(a)/(d)	14.50%	12.92%	12.43%	12.01%	12.02%	7.25%	6.35%	5.98%
Adjusted ROAE (Non-GAAP)[1]	(b)/(d)	21.66%	19.11%	17.55%	17.76%	16.93%	17.44%	14.28%	15.25%
Net Income		$ 6,543	$ 6,732	$ 6,564	$ 6,601	$ 6,785	$ 4,158	$ 3,572	$ 3,367
Less: Income Allocated to Participating Securities		0	0	0	0	0	(10)	(9)	(8)
Net Income Allocated to Common Stock	(e)	6,543	6,732	6,564	6,601	6,785	4,148	3,563	3,359
Add: Provision for Loan Losses		417	294	(85)	394	(102)	4,030	2,896	3,855
Add: Income Tax Provision		2,816	2,934	2,794	2,767	2,871	1,811	1,557	1,363
PTPP Income Allocated to Common Stock	(f)	$ 9,776	$ 9,960	$ 9,273	$ 9,762	$ 9,554	$ 9,989	$ 8,016	$ 8,577
WA common shares outstanding, diluted	(g)	14,924,546	16,244,837	16,271,269	16,330,039	16,099,598	15,948,793	15,700,144	15,373,655
Diluted EPS	(e)/(g)	$ 0.44	$ 0.41	$ 0.40	$ 0.40	$ 0.42	$ 0.26	$ 0.23	$ 0.22
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.66	$ 0.61	$ 0.57	$ 0.60	$ 0.59	$ 0.63	$ 0.51	$ 0.56

(1) Annualized.

your Partner • Choice • Bank | 29